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                            NEW ENGLAND ZENITH FUND
               MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES
                       AND LOOMIS SAYLES BALANCED SERIES
        SUPPLEMENT DATED AUGUST 1, 1997 TO PROSPECTUS DATED MAY 1, 1997

THE FOLLOWING PARAGRAPH REPLACES THE SECOND PARAGRAPH UNDER MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES IN THE "INVESTMENT OBJECTIVES AND POLICIES"
SECTION:

The countries in which the Series will primarily invest are those comprising the Morgan Stanley Capital International EAFE Index (the "EAFE Index"), which includes Australia, Japan, New Zealand, most nations located in Western Europe and certain developed countries in Asia, such as Hong Kong and Singapore (each an "EAFE country," and collectively the "EAFE countries"). The Series may invest up to 5% of its assets in non-EAFE countries. Under normal circumstances, at least 65% of the total assets of the Series will be invested in equity securities of issuers in at least three countries outside the United States.

THE FOLLOWING INFORMATION REPLACES THE THIRD PARAGRAPH UNDER LOOMIS, SAYLES & COMPANY, L.P. ("LOOMIS SAYLES") IN THE "MANAGEMENT" SECTION:

Carol C. McMurtrie, Tricia H. Mills and Roderic Dillon are the portfolio managers of the equity portion of the Loomis Sayles Balanced Series and are responsible for allocating the assets of the Series between equity and fixed-income securities. Ms. McMurtrie and Ms. Mills have served in these capacities since July 1997, and Mr. Dillon since August 1997. The portfolio management team for the fixed-income portion of the Series consists of Meri Anne Beck, John Hyll and Barr Segal. Ms. Beck and Mr. Hyll have had portfolio management responsibility for the Series' fixed-income investments since 1994, and Mr. Segal joined the team in 1996. Messrs. Dillon, Hyll and Segal and Mses. Beck, McMurtrie and Mills are Vice Presidents of Loomis Sayles. Mses. Beck, McMurtrie and Mills and Mr. Hyll have been employed by Loomis Sayles for more than five years. Mr. Segal was a Senior Portfolio Manager at TCW Group before joining Loomis Sayles in 1996. Mr. Dillon rejoins Loomis Sayles in August 1997 following several years as principal of Dillon Capital Management.



VL-111-97